Exhibit 99.1

ALAS CONSULTING LLC

FINANCIAL STATEMENTS

Independent Auditors’ Report

To the Board of Directors and Members’

Alas Consulting LLC

We have audited the accompanying balance sheet of Alas Consulting LLC (the “Company”) as of December 31, 2010 and the related statements of income, changes in members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alas Consulting LLC as of December 31, 2010 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Harrison, New York

June 29, 2011

ALAS CONSULTING LLC

BALANCE SHEET

(in thousands)

As of December 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	$3,341
Accounts receivable, net of allowance for doubtful accounts of $35	3,795
Security deposit	6
Prepaid expenses	172
Total current assets	7,314
Equipment, net	22
Total assets	$7,336
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Account payable and accrued expenses	$1,719
Unincorporated business tax payable	244
Liability for uncertain tax positions	420
Due to related parties	762
Borrowings under line of credit	1,000
Total current liabilities	4,145
MEMBERS’ EQUITY	3,191
Total liabilities and members’ equity	$7,336

See notes to financial statements

ALAS CONSULTING LLC

STATEMENT OF INCOME

(in thousands)

For the Year ended December 31, 2010

Revenue	$24,635
Cost of revenue	14,206
Gross profit	10,429
Operating expenses:
Selling, general and administrative expenses	4,705
Income from operations	5,724
Other income (expense):
Interest expense	(136)
Other, net	31
Total other income (expense)	(105)
Income before tax expense	5,619
Unincorporated business tax	244
Net income	$5,375

See notes to financial statements

ALAS CONSULTING LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

(in thousands)

For the Year Ended December 31, 2010

	Total Members’ Equity	Archer Associates, Inc.	Lathrop Consulting, Inc	Wetshore Investments LLC	Angle Park, LLC	Kwok Consulting Inc.	UGV Consulting Corp	Mindustry Solutions Inc.	Kenneth M. Schwartz	Brooke Consulting Inc.	Micro Business Applications Inc	James Anderson	Ransco Financial Consulting Inc.	ECD Consulting Corp.

Balance at December 31, 2009	$365	$86	$86	$86	$86	$4	$4	$4	$4	$1	$1	$1	$1	$1

Net Income	5,375	1,273	1,273	1,273	1,273	54	54	54	54	13	13	13	13	13

Distributions	(2,549)	(612)	(612)	(612)	(612)	(18)	(18)	(18)	(24)	(4)	(4)	(4)	(4)	(4)

Balance at December 31,2010	$3,191	$747	$747	$747	$747	$40	$40	$40	$34	$10	$10	$10	$10	$10

Ownership percentage at December 31,2010	100.00%	23.69%	23.69%	23.69%	23.69%	1.00%	1.00%	1.00%	1.00%	0.25%	0.25%	0.25%	0.25%	0.25%

See notes to financial statements

ALAS CONSULTING LLC

STATEMENT OF CASH FLOWS

(in thousands)

Year ended
December 31,
2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$5,375
Adjustments to reconcile net income to net cash from operating activities
Depreciation	4
Change in operating assets and liabilities:
Accounts receivable	(268)
Prepaid expenses	(95)
Security deposits	(6)
Accounts payable and accrued expense	340
Unincorporated business tax payable	244
Due to related parties	(342)
Net Cash from Operating Activities	$5,252
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of equipment and leasehold improvements	(19)
Net Cash from Investing Activities	$(19)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of member loans	(512)
Distributions to members	(2,550)
Net Cash from Financing Activities	$(3,062)
Net Change in Cash	2,171
CASH
Beginning of the period	1,170
End of the period	$3,341
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$136

See notes to financial statements

Alas Consulting LLC

Notes to Financial Statements

(in thousands)

1.                                      Business Activity

Alas Consulting LLC (“the Company”) is an advisory firm located in New York City servicing the financial industry, specializing in reengineering, strategic consulting, software and training across all asset classes and functions including accounting, regulatory reporting and operations. The Company was formed under the laws of the State of New York on February 15, 2007.

2.                                      Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements are prepared on the accrual basis of accounting. Revenues are recorded when earned, and expenses are recorded when incurred.

Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized based on monthly services and support contracts.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with maturities of three months or less at the time of purchase to be cash equivalents.

Property and Equipment

Purchases of property and equipment are recorded at cost and depreciation is recognized over their estimated useful lives using the straight-line method. The estimated useful lives of property and equipment are three to five years for furniture, fixtures and equipment.

Accounts Receivable

The Company’s receivables are amounts invoiced to customers, less an allowance for doubtful account established based on the Company’s history of write-offs, collections and current credit conditions.

Accounting for Uncertainty in Income Taxes

The Company has elected to be treated as a Partnership for Federal and New York income tax purposes. Under these provisions, the partners report their respective share of the Partnership’s taxable income or loss on their individual income tax returns.

2.                              Summary of Significant Accounting Policies (continued)

The Company recognizes the effects of income tax positions only when they are more likely than not of being sustained. At December 31, 2010, management has determined that the partnership is a flow through tax entity and has no uncertain tax positions that would require financial statement recognition or effect the financial position of the company except for a liability related to the tax position for New York City Unincorporated Business tax.

Limitation of Members’ Liability

As a limited liability company, the members of the Company have no liability to the Company or others beyond their membership interest.

Advertising

The company follows the policy of charging the cost of advertising to expense as incurred. Advertising expense totaled $124 for 2010.

3.                                      Property and Equipment

The following reflects the cost of property and equipment at December 31, 2010.

Computer Equipment	$29
Less: accumulated depreciation	(7)
Equipment, net	$22

Depreciation expense for 2010 was $4.

4.                                      Borrowing under Line of Credit

The Company has an uncommitted line of credit with J.P. Morgan Chase Bank, N.A. for $2,500. The line of credit is secured by substantially all the Company’s assets. The Company pays interest on the principal balance based on the prime rate available at that time. All outstanding principal and interest are due and payable in full on September 30, 2011. The line of credit is subject to certain setoff rights by the bank. There are no prepayment penalties. The outstanding balance on the line of credit at December 31, 2010 was $1,000.

5.                                      Lease Obligations

The Company leases office space for its operations. The lease commenced on November 21, 2006 and is due to expire in May, 2011. The lease contains provisions for rental increase of 8% annually as well as utilities expense. Required minimum lease payment for 2011 is $92.

Rental expense under operating leases was $273 for 2010.

6.                                      Retirement Plan

The Company sponsors a non contributory 401(k) plan covering substantially all of its employees who have met certain service requirements. There was no pension expense for 2010.

7.                                      Concentration of Credit Risk

Concentration of Cash on Deposit and Uninsured Cash Balances

The Company has a concentration of credit risk for cash maintained in a bank account at a financial institution located in New York which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk to cash.

Accounts Receivable

At December 31, 2010, 74% of the Company’s account receivables were due from 5 customers.

8.                                      Economic Dependency

A material part of the Company’s business is dependent upon five major customers. The loss of business from one of these customers would have a materially adverse effect on the Company. At December 31, 2010, three customers accounted for 51% of service revenue.

9.                                      Stock Based Compensation

During 2008, the Company granted membership options to certain employees. These options only vest and become exercisable upon a “Change in Control Transaction” as defined in the option agreement. As of December 31, 2010 these options would grant employees a 1.1% membership interest in the Company. Financial Accounting Standard Board Accounting Standards Codification (“ASC”) states that the obligation to fulfill these options should only be recorded as a liability if it is probable that the contingent event requiring settlement of the option is probable. Since a change in control transaction is not probable at this time, no liability has been recorded related to these options.

In 2009, a .25% membership interest was granted to an employee of the Company. This interest, which vested upon signing of the grant agreement, is not transferable, and must be sold back to the Company at net book value if employment terminates. Although the ASC requires recognition of compensation expense for this grant, management has determined that the amount is immaterial to the financial statements.

10.                               Related Party Transactions

During 2010, related parties rendered consulting services to the Company in the amount of $1,548 which is included in the cost of service. As of December 31, 2010 the Company owed $762 related to these services. Theses payables, which bear no interest, will be repaid in the ordinary course of business.

11                                  Compensated Absences

Employees of the Company are entitled to paid time off. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to employees.

12.                               Subsequent Events

On January 1, 2011 the Company purchased the assets of a New York City based consulting firm. The purchase price was approximately $235 pursuant to the terms of the Asset Purchase Agreement. The operating results of the acquired consulting firm have not been included in the Company’s 2010 year-end financial statement.

13.                               Litigation

During 2010, the Company was named as a defendant in an action brought by a former employee with the U.S. Equal Employment Opportunity Commission. Attorneys for the Company cannot evaluate the likelihood of an unfavorable outcome as of the date of this report, or an estimate or range of potential loss. The Company does have insurance coverage for employment practices for up to $500 with a $50 deductible.

ALAS CONSULTING LLC

BALANCE SHEET

(in thousands)

June 30,
2011
Unaudited
ASSETS
Current Assets:
Cash and cash equivalents	$1,942
Accounts receivable, net of allowance for doubtful accounts of $35	5,298
Security deposit	28
Prepaid expenses	149
Total current assets	7,417
Equipment, net	83
Goodwill	235
Total assets	$7,735
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Account payable and accrued expenses	$2,033
Unincorporated business tax payable	119
Liability for uncertain tax positions	420
Due to related parties	430
Borrowings under line of credit	1,500
Members’ loans	1,765
Total current liabilities	6,267
MEMBERS’ EQUITY	1,468
Total liabilities and members’ equity	$7,735

See notes to financial statements

ALAS CONSULTING LLC

STATEMENTS OF INCOME

(in thousands)

	Three Months		Six Months
	Ended		Ended
	June 30,		June 30,
	2010	2011	2010	2011
	Unaudited		Unaudited
Revenue	$6,635	$8,042	$12,148	$15,603
Cost of revenue	3,866	4,985	7,140	9,992
Gross profit	2,769	3,057	5,008	5,611
Operating expenses:
Selling, general and administrative expenses	1,190	2,215	2,160	3,970
Income from operations	1,579	842	2,848	1,641
Other income (expense):
Interest expense	(44)	(56)	(79)	(104)
Other income, net	13	—	13	—
Total other income (expense)	(31)	(56)	(66)	(104)
Income before tax expense	1,548	786	2,782	1,537
Unincorporated business tax	—	28	—	64
Net income	$1,548	$758	$2,782	$1,473

See notes to financial statements

ALAS CONSULTING LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

(in thousands)

For the six months ended June 30, 2011

											Micro		Ransco
	Total	Archer	Lathrop	Wetshore	Angle	Kwok	UGV	Mindustry	Kenneth	Brooke	Business		Financial	ECD
	Members’	Associates,	Consulting,	Investments	Park,	Consulting	Consulting	Solutions	M.	Consulting	Applications	James	Consulting	Consulting
	Equity	Inc.	Inc	LLC	LLC	Inc.	Corp	Inc.	Schwartz	Inc.	Inc	Anderson	Inc.	Corp.

Balance at December 31, 2010	$3,191	$747	$747	$747	$747	$40	$40	$40	$34	$10	$10	$10	$10	$10

Net Income	1,473	357	357	357	357	14	—	14	—	4	—	4	4	4

Distributions	(3,196)	(778)	(778)	(778)	(778)	—	(40)	—	(34)	—	(10)	—	—	—

Balance at June 30, 2011	$1,468	$326	$326	$326	$326	$54	—	$54	—	$14	—	$14	$14	$14

Ownership percentage at June 30,2011	100.00%	24.25%	24.25%	24.25%	24.25%	1.00%	—	1.00%	—	0.25%	—	0.25%	0.25%	0.25%

See notes to financial statements

ALAS CONSULTING LLC

STATEMENT OF CASH FLOWS

(in thousands)

	Six months ended
	June 30,
	2010	2011
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,782	$1,473
Adjustments to reconcile net income to net cash from operating activities
Depreciation	1	15
Change in operating assets and liabilities:
Accounts receivable	(1,639)	(1,504)
Prepaid expenses	12	23
Security deposits	—	(21)
Accounts payable and accrued expense	(569)	383
Unincorporated business tax payable	—	(125)
Due to related parties	—	(332)
Net Cash from Operating Activities	$587	$(88)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of equipment and leasehold improvements	(16)	(76)
Business acquisition	—	(235)
Net Cash from Investing Activities	$(16)	$(311)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members’ loans	582	2,596
Repayment of member loans	—	(900)
Proceeds from line of credit	500	1,500
Repayment of line of credit	—	(1,000)
Distributions to members	(1,459)	(3,196)
Net Cash from Financing Activities	$(377)	$(1,000)
Net Change in Cash	194	(1,399)
CASH
Beginning of the period	1,170	3,341
End of the period	$1,364	$1,942
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$22	$30

See notes to financial statements

Alas Consulting LLC

Notes to Financial Statements

(in thousands)

1.                                      Business Activity

Alas Consulting LLC (“the Company”) is an advisory firm located in New York City servicing the financial industry, specializing in reengineering, strategic consulting, software and training across all asset classes and functions including accounting, regulatory reporting and operations. The Company was formed under the laws of the State of New York on February 15, 2007.

2.                                      Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements are prepared on the accrual basis of accounting. Revenues are recorded when earned, and expenses are recorded when incurred.

Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized based on monthly services and support contracts.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with maturities of three months or less at the time of purchase to be cash equivalents.

Property and Equipment

Purchases of property and equipment are recorded at cost and depreciation is recognized over their estimated useful lives using the straight-line method. The estimated useful lives of property and equipment are three to five years for furniture, fixtures and equipment.

Accounts Receivable

The Company’s receivables are amounts invoiced to customers, less an allowance for doubtful account established based on the Company’s history of write-offs, collections and current credit conditions.

Accounting for Uncertainty in Income Taxes

The Company has elected to be treated as a Partnership for Federal and New York income tax purposes. Under these provisions, the partners report their respective share of the Partnership’s taxable income or loss on their individual income tax returns.

2.                                      Summary of Significant Accounting Policies (continued)

The Company recognizes the effects of income tax positions only when they are more likely than not of being sustained. At June 30, 2011, management has determined that the partnership is a flow through tax entity and has no uncertain tax positions that would require financial statement recognition or effect the financial position of the company except for a liability related to the tax position for New York City Unincorporated Business tax.

There are no changes in the accounting for uncertainty in income taxes at June 30, 2011.

Limitation of Members’ Liability

As a limited liability company, the members of the Company have no liability to the Company or others beyond their membership interest.

Advertising

The company follows the policy of charging the cost of advertising to expense as incurred. Advertising expense totaled $36 for the three months ended June 30, 2010, and $48 for three months ended June 30, 2011. Advertising expense totaled $65 for the six months ended June 30, 2010, and $112 for six months ended June 30, 2011.

3.                                      Property and Equipment

The following reflects the cost of property and equipment at June 30, 2011.

Computer Equipment	$105
Less: accumulated depreciation	(22)
Equipment, net	$83

Depreciation expense for the three months ended June 30, 2010 and 2011 was $1 and $7 respectively.  Depreciation expense for the six months ended June 30, 2010 and 2011 was $1 and $15, respectively.

4.                                      Borrowing under Line of Credit

The Company has an uncommitted line of credit with J.P. Morgan Chase Bank, N.A. for $2,500. The line of credit is secured by substantially all the Company’s assets. The Company pays interest on the principal balance based on the prime rate available at that time. All outstanding principal and interest are due and payable in full on September 30, 2011. The line of credit is subject to certain setoff rights by the bank. There are no prepayment penalties.

The outstanding balance on the line of credit at June 30, 2011 was $1,500.

5.                                      Lease Obligations

On March 14, 2011, the Company entered into a new operating lease for its operations, with a lease term of 10 years and 8 months from the commencement date and the rent payments for the first 8 months from the commencement date are abated. The lease can be extended for a further period of five years. The commencement date of the operating lease is contingent on when the office space is ready for use, which is expected to be September 2011.

Future minimum lease payments under non-cancellable leases for the fiscal years following June 30, 2011 are:

Fiscal year ending December 31:
2011	$—
2012	204
2013	306
2014	306
2015	306
2016	306
2017 and thereafter	1,787
Total	$3,215

Rental expense under operating leases was $65 and $85 for three months ended June 30, 2010 and 2011 respectively. Rental expense under operating leases was $131 and $183 for six months ended June 30, 2010 and 2011, respectively.

6.                                      Retirement Plan

The Company sponsors a non contributory 401(k) plan covering substantially all of its employees who have met certain service requirements. There was no pension expense for the three and six months ended June 30, 2010 and 2011.

7.                                      Concentration of Credit Risk

Concentration of Cash on Deposit and Uninsured Cash Balances

The Company has a concentration of credit risk for cash maintained in a bank account at a financial institution located in New York which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk to cash.

Accounts Receivable

At June 30, 2011, 63% of the Company’s account receivables were due from 5 customers.

8.                                      Economic Dependency

A material part of the Company’s business is dependent upon five major customers. The loss of business from one of these customers would have a materially adverse effect on the Company. At June 30, 2010, three customers accounted for 53% of service revenue. At June 30, 2011, four customers accounted for 50% of service revenue.

9.                                      Stock Based Compensation

In 2011, 2.25% membership interest in the Company was purchased back from three minority members at the member’s equity interest at the time of the transaction.

10.                               Related Party Transactions

During 2011, related parties rendered consulting services to the Company which is included in the cost of service. As of June 30, 2011, the Company owed $430 related to these services. Theses payables, which bear no interest, were paid in the ordinary course of business.

11                                  Compensated Absences

Employees of the Company are entitled to paid time off. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to employees.

12.                               Litigation

During 2010, the Company was named as a defendant in an action brought by a former employee with the U.S. Equal Employment Opportunity Commission. Attorneys for the Company cannot evaluate the likelihood of an unfavorable outcome as of the date of this report, or an estimate or range of potential loss. The Company does have insurance coverage for employment practices for up to $500 with a $50 deductible.

13.                               Members’ Loan

On January 1, 2011, the members loaned the Company $2,596 at an interest rate of prime plus three percent with no stated term.  During the six months ended June 30, 2011, $900 was repaid. As of June 30, 2011, the balance of $1,765 included $69 of accrued interest.

14.                               Subsequent Events

On July 1, 2011 the Company’s assets were sold to Virtusa Corporation for $27,838. All employment and customer contracts were assigned to Virtusa as a result of this purchase. The operating impact of this transaction has not been included in the Company’s June 30, 2011 interim financial statements.